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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 11, 2001

                          Loudeye Technologies, Inc.
            (Exact name of Registrant as specified in its charter)


           Delaware                       0-29583                 91-1908833
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                                 414 Olive Way
                              Seattle, WA  98101
              (Address of principal executive offices) (Zip code)


                                (206) 832-4000
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     On April 11, 2001, Loudeye Technologies, Inc. (the "Company") publicly disseminated a press release announcing that the Company was restructuring its operations pursuant to which it was reducing its permanent workforce of approximately 300 employees by 45% in an effort to consolidate its core media services infrastructure, integrate recent acquisitions and support new business initiatives under development. The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated April 11, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LOUDEYE TECHNOLOGIES, INC.



Date:  April 11, 2001                  By:  /s/ John T. Baker IV
                                          --------------------------------------
                                          John T. Baker IV
                                          President and Chief Executive Officer

                                      -3-
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                               INDEX TO EXHIBITS



Exhibit
Number       Description
-------      -----------

99.1         Press Release dated April 11, 2001